ROSS MILLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20090656799-33
Ross Miller Secretary of State State of Nevada	Filing Date and Time 08/31/2009 7:44 AM
	Entity Number E0471562009-8

Articles of Incorporation
(PURSUANT TO NRS CHAPTER 78)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation: XR Energy Inc

2. Registered Agent for Service of Process: (check only one box)

[X] Commercial Registered Agent: Vcorp Services, LLC
Name

[ ] Noncommercial Registered Agent (name and address below) OR [ ] Office or Position with Entity (name and address below)

Name of Noncommercial Registered Agent OR Name of Title of Office or Other Position with Entity

Street Address — City — Nevada — Zip Code

Mailing Address (if different from street address) — City — Nevada — Zip Code

3. Authorized Stock: (number of shares corporation is authorized to issue)

Number of shares with par value: 100000000 — Par value per share: $ 0.0001 — Number of shares without par value:

4. Names and Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/trustees)

1) Anthony P. Muratore
Name
154-2 Remington Blvd. — Ronkonkoma — NY — 11779
Street Address — City — State — Zip Code

2) Tara Muratore
Name
154-2 Remington Blvd. — Ronkonkoma — NY — 11779
Street Address — City — State — Zip Code

5. Purpose: (optional; see instructions)

The purpose of the corporation shall be:
Energy Consulting

6. Name, Address and Signature of Incorporator: (attach additional page if more than one incorporator)

Danielle Cohen
Name
X Danielle Cohen
Incorporator Signature
20 Robert Pitt Drive, Suite 214 — Monsey — NY — 10952
Address — City — State — Zip Code

7. Certificate of Acceptance of Appointment of Registered Agent:

I hereby accept appointment as Registered Agent for the above named Entity.

X Danielle Cohen
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity

8-31-09
Date

This form must be accompanied by appropriate fees.

STATE OF NEVADA

ROSS MILLER
Secretary of State

SCOTT W. ANDERSON
Deputy Secretary
for Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Commercial Recording Division
202 N. Carson Street
Carson City, NV 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138

ANTHONY MURATORE
XR ENERGY INC.
154-2 REMINGTON BLVD
RONKONKOMA, NY 11779

Job:C20091001-1184
October 1, 2009

Special Handling Instructions:

Charges

Description	Document Number	Filing Date/Time	Qty	Price	Amount
Late Fee	20090656799-33	8/31/2009 7:44:18 AM	1	$75.00	$75.00
Initial List	20090719550-88	10/1/2009 11:26:40 AM	1	$125.00	$125.00
Total					$200.00

Payments

Type	Description	Amount
Credit	162375|09100122025444	$200.00
Total		$200.00

Credit Balance: $0.00

Job Contents:
File Stamped Copy(s): 1

ANTHONY MURATORE
XR ENERGY INC.
154-2 REMINGTON BLVD
RONKONKOMA, NY 11779

(PROFIT) INITIAL LIST OF OFFICERS, DIRECTORS AND REGISTERED AGENT OF

XR ENERGY INC
(Name of Corporation)

FILE NUMBER: E0471562009-8

FOR THE FILING PERIOD OF 8/2009 TO 8/2010

The corporation's duly appointed registered agent in the State of Nevada upon whom process can be served is:

VCORP SERVICES, LLC (Commercial Registered Agent)
1409 BONITA AVE
LAS VEGAS, NV 89104-3127 USA

☐ CHECK BOX IF YOU REQUIRE A FORM TO UPDATE YOUR REGISTERED AGENT INFORMATION

Filed in the office of	
Ross Miller Secretary of State State of Nevada	Document Number **20090719550-88** Filing Date and Time **10/01/2009 11:26 AM** Entity Number **E0471562009-8**

(This document was filed electronically.)

THE ABOVE SPACE IS FOR OFFICE USE ONLY

Important: Read instructions before completing and returning this form.

1. Print or type names and addresses either residence or business, for all officers and directors. A President, Secretary, Treasurer, or equivalent of and all Directors must be named. Have an officer sign the form *FORM WILL BE RETURNED IF UNSIGNED*
2. If there are additional directors attach a list of them to this form.
3. Return the completed form with the $125.00 filing fee. A $75.00 penalty must be added for failure to file this form by the last day of first month following the incorporation/initial registration with this office.
4. Make your check payable to the Secretary of State. Your cancelled check will constitute a certificate to transact business per NRS 78.155. To receive a certified copy, enclose an additional $30.00 and appropriate instructions.
5. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, NV 89701 4201, (775) 684-5708.
6. Form must be in the possession of the Secretary of State on or before the last day of the first month following the incorporation/initial registration date. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties.

FILING FEE: $125.00 LATE PENALTY: $75.00

CHECK ONLY IF APPLICABLE

☐ This corporation is a publicly traded corporation. The Central Index Key number is:

☐ This publicly traded corporation is not required to have a Central Index Key number.

NAME	TITLE(S)		
ANTHONY P MURATORE	PRESIDENT (OR EQUIVALENT OF)		
ADDRESS	CITY	ST	ZIP
154-2 REMINGTON BLVD , USA	RONKONKOMA	NY	11779
NAME	TITLE(S)		
TARA MURATORE	SECRETARY (OR EQUIVALENT OF)		
ADDRESS	CITY	ST	ZIP
154-2 REMINGTON BLVD , USA	RONKONKOMA	NY	11779
NAME	TITLE(S)		
TARA MURATORE	TREASURER (OR EQUIVALENT OF)		
ADDRESS	CITY	ST	ZIP
154-2 REMINGTON BLVD , USA	RONKONKOMA	NY	11779
NAME	TITLE(S)		
ANTHONY P MURATORE	DIRECTOR		
ADDRESS	CITY	ST	ZIP
154-2 REMINGTON BLVD , USA	RONKONKOMA	NY	11779

I declare, to the best of my knowledge under penalty of perjury, that the above mentioned entity has complied with the provisions of NRS 360.780 and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X Signature of Officer ANTHONY P MURATORE Title PRESIDENT Date 10/1/2009 11:24:25 AM